SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

SARATOGA RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Proposed maximum aggregate value of transaction:

(4)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4)	Filing Party:

(5)	Date Filed:

7500 San Felipe, Suite 675

Houston, Texas 77063

Dear Shareholder:

You are cordially invited to attend our 2012 Annual Meeting of Shareholders. The 2012 Annual Meeting will be held on June 18, 2012, at 10:00 a.m. (local time) at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024.

At this year’s Annual Meeting, you will be asked to:

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elect five members of our Board of Directors, each for a term of one year;

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vote, on an advisory basis, on the compensation of our named executive officers (say on pay);

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vote, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers;

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approve the adoption of our 2011 Omnibus Incentive Plan; and

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ratify the appointment of MaloneBailey LLP as our independent registered public accountants for fiscal year 2012.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. We urge you to review the accompanying materials carefully and vote as promptly as possible. You may transmit your vote via the internet, via the telephone or you may complete and return a proxy card. Your cooperation is appreciated.

Sincerely,

THOMAS F. COOKE
Chairman and Chief Executive Officer

Houston, Texas

April 23, 2012

Notice of Annual Meeting of Stockholders

June 18, 2012

April 23, 2012

Date:

Monday, June 18, 2012

Time:

10:00 a.m., Central Time

Place:

The Houstonian Hotel

111 North Post Oak Lane

Houston, Texas 77024

Purpose:

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To elect five directors;

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To approve, on an advisory basis, the compensation of our named executive officers;

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To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

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To approve adoption of our 2011 Omnibus Incentive Plan;

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To ratify the appointment of the independent registered public accounting firm; and

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To transact such other business as may properly come before the meeting

Record Date:

Close of business on April 23, 2012

Your vote is important. Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted at the annual meeting. You may transmit your vote via the internet or you may complete and return a proxy card. Your cooperation is appreciated.

By Order of the Board of Directors.

THOMAS F. COOKE
Chairman and Chief Executive Officer

SARATOGA RESOURCES, INC.

7500 San Felipe, Suite 675

Houston, Texas 77063

________________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2012

_______________________

The 2011 Annual Report to Stockholders, including financial statements, is being made available to stockholders together with these proxy materials on or about April 23, 2012.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS, ANNUAL MEETING AND VOTING

1.

Why am I receiving these proxy materials?

Our board of directors is soliciting your proxy to vote at our 2012 annual meeting of stockholders because you owned shares of our common stock at the close of business on April 23, 2012, the record date for the annual meeting, and are therefore entitled to vote at the meeting. This proxy statement, along with a proxy card or a voting instruction card, is being made available to stockholders on or about April 23, 2012. This proxy statement summarizes the information that you need to know in order to cast your vote at the annual meeting. You do not need to attend the annual meeting in person to vote your shares.

2.

When and where will the annual meeting be held?

The annual meeting will be held at 10:00 a.m. Central Time on Monday, June 18, 2012, at The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024.

3.

What are the rules of admission to the Annual General Meeting if I attend in person?

Only shareholders of record as of April 23, 2012 (the record date) and their accompanied guests, or the holders of their valid proxies, will be permitted to attend.  If you plan to attend the meeting in person, please bring:

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valid governmental-issued picture identification, such as a driver’s license or a passport, which is required before being admitted to the meeting; and

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if you hold shares through a broker or nominee (i.e., in “street name”), proof of their beneficial ownership as of April 23, 2012, such as a brokerage statement showing your ownership as of that date.

4.

Who is soliciting my proxy?

Our board of directors is soliciting your proxy to vote on all matters scheduled to come before the 2012 annual meeting of stockholders, whether or not you attend in person. By completing and returning the proxy card or voting instruction card, or by transmitting your voting instructions via the internet, you are authorizing the proxy holders to vote your shares at our annual meeting as you have instructed.

5.

On what matters will I be voting? How does the board of directors recommend that I cast my vote?

At the annual meeting, you will be asked to elect our director nominees; approve, on an advisory basis, the compensation of our named executive officers; approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; approve adoption of our 2011 Omnibus Incentive Plan; ratify the appointment of our independent registered public accounting firm; and consider any other matter that properly comes before the meeting.

Our board of directors unanimously recommends that you vote:

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FOR all of the director nominees;

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FOR the approval, on an advisory basis, of the compensation of our named executive officers;

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In favor of holding an advisory vote on the compensation of our named executive officers EVERY YEAR;

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FOR the approval of adoption of our 2011 Omnibus Incentive Plan; and

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FOR the ratification of the appointment of the independent registered public accounting firm.

We do not expect any matters to be presented for action at the meeting other than the matters described in this proxy statement. By signing and returning a proxy card, however, you will give to the persons named as proxies discretionary voting authority with respect to any other matter that may properly come before the annual meeting, and they intend to vote on any such other matter in accordance with their best judgment.

6.

How many votes may I cast?

You may cast one vote for every share of our common stock that you owned on April 23, 2012, the record date.

7.

How many shares are eligible to be voted?

As of the record date, we had 27,284,740 shares of common stock outstanding, each of which is entitled to one vote.

8.

How many shares must be present to hold the annual meeting?

Under Texas law and our by-laws, the presence in person or by proxy of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the annual meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined below) of shares of our common stock and you do not instruct your bank, broker, trustee or other nominee how to vote your shares on any of the proposals, your shares will be counted as present at the annual meeting for purposes of determining whether a quorum exists. In addition, votes of stockholders of record who are present at the annual meeting in person or by proxy will be counted as present at the annual meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting on any of the proposals.

9.

How do I vote?

Stockholders of Record.  If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are the stockholder of record of those shares and these proxy materials have been made available or mailed to you by us. Your vote authorizes each of Thomas F. Cooke, Andrew C. Clifford and Michael O. Aldridge, as your proxies, each with the power to appoint his substitute, to represent and vote your shares as you directed.  In order to vote shares of which you are the record holder, you should complete, date and sign your proxy card and return it in the postage-paid envelope provided. Only the latest dated proxy received from you will be voted at the annual meeting. You may also vote in person at the annual meeting.

Beneficial Owners. If your shares are held in a stock brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker, trustee or nominee that is considered the owner of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the internet or by telephone if the bank, broker, trustee or nominee offers these options or by signing and returning a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “What happens if I don’t vote for a proposal? What is discretionary voting? What is a broker non-vote?”

10.

What happens if I don’t vote for a proposal? What is discretionary voting? What is a broker non-vote?

If you properly execute and return a proxy or voting instruction card, your shares will be voted as you specify. If you are a stockholder of record and you make no specifications on your proxy card, your shares will be voted in accordance with the recommendations of our board of directors, as provided above.

If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Rules of the New York Stock Exchange (NYSE) determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

Under the rules of the NYSE, the proposal relating to the ratification of our independent registered public accounting firm is a discretionary proposal and all the other proposals are non-discretionary proposals. If you are a beneficial owner and you do not provide voting instructions to your bank, broker or other holder of record holding shares for you, your shares may be voted with respect to the ratification of our independent registered public accounting firm. Whereas, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to the election of directors, the compensation of our named executive officers, the frequency of future advisory votes on the compensation of our named executive officers or the approval of our 2011 Equity Incentive Plan. Without your voting instructions on these matters, a broker non-vote will occur with respect to your shares. Shares subject to broker non-votes will not be counted as votes for or against and will not be included in calculating the number of votes necessary for approval of such matters to be presented at the annual meeting; however, such shares will be considered present at the annual meeting for purposes of determining the existence of a quorum.

11.

What vote is required, and how will my votes be counted, to elect directors and to adopt the other proposals?

Vote Required
		to Adopt the	Effect of	Effect of
Proposal	Voting Options	Proposal	Abstentions	Broker Non-Votes

No. 1: Election of directors	For or withhold on each nominee	Affirmative vote of a majority of votes cast	Treated as votes against	No effect
No. 2: Approval, on an advisory basis, of the compensation of our named executive officers	For, against or abstain	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote thereon	Treated as votes against	No effect
No. 3: Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers	Stockholders may select whether such votes should occur every year, every two years or every three years, or stockholders may abstain from voting	Plurality of shares voted	No effect	No effect
No. 4: Approval of our 2011 Omnibus Incentive Plan	For, against or abstain	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote thereon	Treated as votes against	No effect
No. 5: Ratification of independent registered public accounting firm	For, against or abstain	Affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote thereon	Treated as votes against	N/A

In uncontested elections, our directors are elected by the affirmative vote of the holders of a majority of the shares voted. In contested elections (where the number of nominees exceeds the number of directors to be elected), our directors are elected by a plurality of shares voted. Under our by-laws, all other matters require the affirmative vote of the holders of a majority of our common stock present in person or by proxy and entitled to vote thereon, except as otherwise provided by statute, our certificate of incorporation or our by-laws. With respect to Proposal No. 3, although the vote is non-binding, our board will consider the stockholders to have “approved” the frequency selected by a plurality of the votes cast; that is, the frequency receiving the highest number of affirmative votes.

12.

Can I revoke or change my vote after I deliver my proxy?

Yes. Your proxy can be revoked or changed at any time before it is voted if you provide notice in writing to our corporate secretary before the annual meeting, if you timely provide to us another proxy with a later date or if you vote in person at the annual meeting or notify the corporate secretary in writing at the annual meeting of your wish to revoke your proxy.

13.

Who pays for soliciting proxies?

We pay all expenses incurred in connection with the solicitation of proxies for the annual meeting. We will request banks, brokers, and other intermediaries holding shares of our common stock beneficially owned by others to send this document to, and obtain proxies from, the beneficial owners and will reimburse holders for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers and employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

14.

Could other matters be considered and voted upon at the annual meeting?

Our board does not expect to bring any other matter before the annual meeting, and it is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our by-laws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies in his or her discretion.

15.

What happens if the annual meeting is postponed or adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated, the table below shows the amount of our common stock beneficially owned as of the record date, April 23, 2012, by (1) each person known to beneficially own more than 5% of our outstanding common stock, (2) each of our directors, nominees and executive officers listed in the Summary Compensation Table below (collectively, the named executive officers), and (3) all directors and executive officers as a group.

		Number of Shares	Total Number
	Number of Shares	Subject to	of Shares
	Not Subject to	Exercisable	Beneficially	Percent of
Name of Beneficial Owner	Options	Options (1)	Owned (1)	Class (1)(2)
Thomas F. Cooke (3)	6,140,422	—	6,140,422	22.5%
GSO Capital Partners (4)	4,000,000	—	4,000,000	14.7%
Macquarie Americas Corp. (5)	3,300,000	—	3,300,000	12.1%
Andrew C. Clifford (6)	2,635,059	—	2,635,059	9.7%
Michael O. Aldridge	20,000	—	20,000	*
Brian Daigle	60,000	73,333	133,333	*
John W. Rhea, IV	—	35,000	35,000	*
Kevin M. Smith (7)	213,473	85,000	298,473	1.1%
Rex H. White, Jr.	52,500	85,000	137,500	*
Randal McDonald	—	—	—	*
Directors and executive officers as a group (7 persons) (3) (6) (7)	9,121,454	278,333	9,399,787	33.1%

*

Ownership is less than 1%.

(1)   Reflects our common stock that could be acquired within sixty days of the record date upon the exercise of options.

(2)   Based on 27,284,740 shares of our common stock outstanding as of April 23, 2012.

(3)   Includes 104,148 shares held by Mr. Cooke’s spouse, as to which he disclaims beneficial ownership.

(4)   Address is 280 Park Avenue, 11th Floor, New York, NY 10017. Based on a Schedule 13G filed with the SEC on July 21, 2011 by GSO Capital Partners LP and certain affiliates. Blackstone/GSO Capital Solutions Fund L.P. and Blackstone/GSO Capital Solutions Overseas Master Fund L.P. (collectively, the “GSO Funds”) respectively hold 2,982,321 and 1,017,679 shares of our common stock. Blackstone/GSO Capital Solutions Associates LLC is the general partner of Blackstone/GSO Capital Solutions Fund LP. GSO Holdings I LLC is the managing member of Blackstone/GSO Capital Solutions Associates LLC. GSO Capital Partners LP is the investment manager of Blackstone/GSO Capital Solutions Overseas Master Fund L.P., and in that respect holds discretionary investment authority for, and may be deemed to be the beneficial owner of the shares held by, Blackstone/GSO Capital Solutions Overseas Master Fund L.P. GSO Advisor Holdings L.L.C. is the general partner of GSO Capital Partners LP. Blackstone Holdings I L.P. is the sole member of each of GSO Holdings I LLC and GSO Advisor Holdings L.L.C. Blackstone Holdings I/II GP Inc. is the general partner of Blackstone Holdings I L.P. The Blackstone Group L.P. is the controlling shareholder of Blackstone Holdings I/II GP Inc. Blackstone Group Management L.L.C. is the general partner of The Blackstone Group L.P. Stephen A. Schwarzman is the founding member of Blackstone Group Management L.L.C. In addition, each of Bennett J. Goodman, J. Albert Smith III and Douglas I. Ostrover, each of whom serves as an executive of GSO Holdings I LLC, which is an affiliate of Blackstone/GSO Capital Solutions Associates LLC, may have shared investment control with respect to the Common Stock held by the GSO Funds.

(5)   Address is 125 W. 55th Street, 22nd Floor, New York, NY. Based on a Schedule 13D filed with the SEC on July 24, 2008 by Macquarie Americas Corp.

(6)   Includes (a) 2,500,000 shares held by held by CPK Resources, LLC of which Mr. Clifford is the principal officer and owner, (b) 5,886 shares held by Mr. Clifford’s SEP-IRA, and (c) 4,173 shares held by the SEP-IRA of Mr. Clifford’s spouse, as to which he disclaims beneficial ownership.

(7)   Includes 20,000 shares held by Mr. Smith’s spouse, as to which he disclaims beneficial ownership.

PROPOSAL 1

ELECTION OF DIRECTORS

In accordance with our by-laws, our board of directors has fixed the current number of directors at five. The terms of all of our directors expire at the 2012 annual meeting of stockholders. Upon the recommendation of our independent directors, our board has nominated each of Messrs. Cooke, Clifford, Rhea, Smith and White to serve a one-year term. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the election of each such director, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason, your proxy will be voted for a substitute nominee designated by our board, unless otherwise directed.

Information About Director Nominees

The table below provides certain information as of April 23, 2012, with respect to each director nominee. The biographies of each of the director nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused our independent directors and our board to determine that the person should be nominated to serve as a director for the company in 2012. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

Name of Director Nominee	Principal Occupation, Business Experience and Other Directorships

Thomas F. Cooke Age: 63 Director Since 1996

Chairman of our board and Chief Executive Officer from 1996 to present. President of the company from 1996 to 2007.

Mr. Cooke is co-founder of our company and has extensive experience with respect to our business, having led the company’s efforts to acquire all of its current properties, making him uniquely qualified to lead our board. Mr. Cooke has more than 30 years of experience as an independent oil and gas operator enabling him to guide the company’s business strategy, particularly with respect to financing and operating activities.

Andrew C. Clifford Age: 57 Director Since 2007

President and a director of our company since 2007.  Co-founder and Executive Vice President of Aurora Gas, LLC, an independent gas developer and producer from 1998 to 2007.  Previously, Mr. Clifford served as Vice President of Exploration for BHP Petroleum and as a Senior Geophysicist for BHP Petroleum, Kuwait Foreign Petroleum and Esso Exploration.  Mr. Clifford holds a B.Sc., with honors, in Geology with Geophysics from London University and is a frequent speaker and published author on a variety of energy industry topics.

Mr. Clifford brings over 25 years of energy industry experience to the board of directors having served as a petroleum geologist/geophysicist throughout the United States and around the world.  Having many years of experience in management, asset evaluation and operations at major oil and gas companies and independent oil and gas companies and having led the evaluation that led to the company’s acquisition of its principal properties, Mr. Clifford brings to the board an in-depth knowledge and perspective regarding strategic and operational opportunities and challenges facing the company.

Kevin M. Smith Age: 67 Director Since 1997

Owner and principal, Kevin M. Smith, Inc., a geophysical consulting firm, since 1984.  Mr. Smith holds a B.S. in Geology and Geophysics from the University of Houston.

Mr. Smith brings over 35 years of experience as an exploration geophysicist.  With his background in geology and geophysics and having served as a director of the company for more than a decade, Mr. Smith brings significant experience in prospect evaluation and a unique understanding of the company’s business to our board of directors.

John W. Rhea, IV Age: 59 Director Since 2011

Owner and principal, J.W. Rhea & Associates, a petroleum exploration consulting firm, since 2009.  President, Chief Executive Officer and a Director, Gulf Energy Exploration Corp., a privately held oil and gas exploration and production company with principal operations in the Transition Zone offshore Texas, from 2006 to 2009.  Mr. Rhea holds a B.S.M.E. in Engineering from the University of Texas.

Mr. Rhea brings over 36 years of domestic and international business, financial and engineering experience in all phases of the upstream oil and gas industry. His reserve engineering, financial modeling, prospect generation and broad energy industry experience make him a valuable member of our board of directors.

Rex H. White, Jr. Age: 79 Director Since 2006

Owner and principal, Rex H. White, Jr., Attorney at Law, a Board Certified Oil, Gas and Mineral Law attorney.  Previously, Mr. White worked as a petroleum geologist/geophysicist for approximately 10 years.  Mr. White holds a B.S. in Geology, an M.A. in Geology with a minor in Petroleum Engineering and an L.L.B. all from the University of Texas.

Mr. White brings more than 45 years of energy industry experience as an oil and gas attorney and practicing geologist.  With his many decades of experience in the field, addressing legal and regulatory matters and representing clients in all phases of the energy industry, Mr. White brings valuable insight to our board of directors.

Involvement in Certain Legal Proceedings

Messrs. Cooke, Clifford, Smith and White were each directors of our company, and Messrs. Cooke and Clifford were officers of our company, at the time of our filing for protection under Chapter 11 of the U.S. Bankruptcy Code in March 2009.  We exited bankruptcy with our assets and equity intact in May 2010.

Vote Required to Elect Director Nominees

Under our by-laws, in an uncontested election, directors are elected by a majority of the votes cast. In contested elections where the number of nominees exceeds the number of directors to be elected, directors are elected by a plurality vote, with the five director nominees who receive the most votes being elected.

Any vacancies on our board may be filled by a majority of the directors then in office. Each director elected in this manner will hold office until his or her successor is elected and duly qualified.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

In considering your vote with respect to the election of directors pursuant to Proposal 1, you should consider the discussions of “Compensation” and “Corporate Governance” and the other discussions contained in this Proxy Statement.

PROPOSAL 2

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. This vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our named executive officers and our compensation philosophy and practices as disclosed under the “Executive Officer Compensation” section of this proxy statement. This disclosure includes the compensation tables and narrative discussion following the compensation tables. Stockholders are asked to vote on the following resolution:

RESOLVED, that the stockholders of Saratoga Resources, Inc. (the Company) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2012 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that our executive compensation practices are important to our stockholders. Our core executive compensation philosophy continues to be based on pay for performance, and we believe that our executive compensation program is strongly aligned with the long-term interests of our stockholders. In considering how to vote on this proposal, we encourage you to review all of the relevant information in this proxy statement —the compensation tables and the narrative discussion following the compensation tables regarding our executive compensation program.

Although this advisory vote, commonly referred to as a “say-on-pay” vote, is not binding, our board and our corporate personnel committee value the opinion of our stockholders and will consider the outcome of the vote when evaluating our executive compensation program.

Vote Required to Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers

Approval of this proposal requires the affirmative vote of a majority of the common stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, as to their preference on how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. Accordingly, we are asking our stockholders to indicate, on a non-binding, advisory basis, whether they would prefer an advisory vote on the compensation of our named executive officers to occur every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our board is recommending that we hold an advisory vote on the compensation of our named executive officers every year. In formulating its recommendation, our board considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. Our board believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.

Our board and the corporate personnel committee will carefully consider the outcome of the vote when making future decisions on the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, our board may decide that it is in the best interests of our stockholders and the company to hold an advisory vote on executive compensation more or less frequently than the frequency that has been selected by our stockholders.

Vote Required to Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the board of directors. Because this advisory vote has three possible substantive responses (every one year, every two years, or every three years), we will consider stockholders to have “approved” the frequency selected by a plurality of the votes cast.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO HOLD THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY YEAR.

PROPOSAL 4

APPROVAL OF 2011 OMNIBUS INCENTIVE PLAN

On September 7, 2011, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, the Saratoga Resources, Inc. 2011 Omnibus Incentive Plan (the “Plan”). Simultaneous with adoption of the Plan by our Board of Directors, the Board terminated our 2006 Employee and Consultant Stock Plan and our 2008 Long-Term Incentive Plan (the “Prior Plans”).  At that date, there were no outstanding awards or grants under the Prior Plans. The following is a summary of the Plan and is qualified in its entirety by the full text of the Plan, a copy of which is included as Annex A to this proxy statement.

Purposes

The purposes of the Plan are:

•

to promote the interests of the Company and the Company’s stockholders by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employment or service of the Company;

•

to acquire a proprietary interest in the long-term success of the Company; and

•

to reward the performance of individuals in fulfilling short-term and long-term corporate objectives.

Administration of the Plan

The Plan will be administered by our compensation committee. The compensation committee will have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation:

•

the authority to grant awards;

•

to determine the persons to whom and the time or times at which awards will be granted;

•

to determine the type and number of awards to be granted (including whether an option granted is an incentive stock option or a nonqualified stock option);

•

to determine the number of shares of stock to which an award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any award;

•

to determine whether, to what extent, and under what circumstances an award may be settled, cancelled, forfeited, exchanged or surrendered;

•

to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Internal Revenue Code, if applicable), or in response to changes in applicable laws, regulations or accounting principles;

•

to construe and interpret the Plan and any award;

•

to prescribe, amend and rescind rules and regulations relating to the Plan;

•

to determine the terms and provisions of award agreements; and

•

to make all other determinations deemed necessary or advisable for the administration of the Plan.

The compensation committee may, in its absolute discretion, without amendment to the Plan,

•

accelerate the date on which any option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such option; and

•

accelerate the vesting date, or waive any condition imposed, for any share of restricted stock, or other award or otherwise adjust any of the terms applicable to any such award.

Notwithstanding the foregoing, and subject to adjustment for certain transactions, neither the Board of Directors, the compensation committee nor their respective delegates will have the authority to re-price (or cancel and/or re-grant) any option, stock appreciation right or, if applicable, other award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Except as required by applicable law, the compensation committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. All decisions, determinations and interpretations of the compensation committee or the Board of Directors will be final and binding and no member of the compensation committee or the Board of Directors will be liable for any action taken or determination made in good faith with respect to the Plan or any award.

Eligibility

Awards pursuant to the Plan may be granted to employees (including officers of the Company and its subsidiaries, whether or not they are directors of the Company or its subsidiaries), non-employee directors and consultants of the Company or its subsidiaries. Incentive stock options will be granted only to employees (including officers and directors who are also employees).

Shares Available for Awards

The maximum number of shares of Company common stock reserved for issuance under the Plan will be 3,000,000 shares, subject to adjustment for certain transactions. Notwithstanding the foregoing, of the 3,000,000 shares originally reserved for issuance under this Plan, no more than 50% of such shares will be issued as “full value awards” (which means an award, other than an option or a stock appreciation right, settled in stock). The shares may be authorized but unissued Company common stock or authorized and issued Company common stock held in the Company’s treasury. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of stock for such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the Plan except that any shares of Company common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Plan. Effective upon approval of the Plan, the Board of Directors has approved new awards for 265,000 shares of common stock. See “New Plan Benefits” below. Effective upon the approval of the Plan, all of the Company's existing equity incentive award plans, consisting of the Prior Plans, shall terminate, and no additional awards may be made under such plans. All outstanding awards under the existing plans shall continue in accordance with their applicable terms and conditions.

Individual Limitation

In no event may the total number of shares of Company common stock subject to awards (other than a cash-based award) awarded to any one participant during any tax year of the Company, exceed 500,000 shares (subject to adjustment for certain transactions). For other cash-based awards (as described below) intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code, (1) the maximum value of the aggregate payment that any participant may receive for any other cash-based award that is an annual incentive award is $1,000,000, (2) the maximum value of the aggregate payment that any participant may receive for any award that is a long-term incentive award is $1,000,000 multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve, and (3) the additional rules described above applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code will apply.

Adjustment for Change in Capitalization

In the event of any change in the Company’s capitalization or in the event of a corporate transaction, such as a merger, consolidation, separation or similar event, the Plan provides for appropriate adjustments in the number of class of shares of common stock available for issuance or grant and in the number, price and/or kind of shares or other cash or property subject to awards.

Types of Awards

The Plan provides for the grant of stock options, stock appreciation rights, shares of restricted stock, stock bonus, performance awards or other share-based or cash-based awards. These awards are discussed in more detail below.

Stock Options.  Options granted under the Plan may be incentive stock options meeting the definition of an incentive stock option under Section 422 of the Internal Revenue Code or options which do not qualify as incentive stock options (referred to as nonqualified options). An option award will be evidenced by an award agreement that specifies the option price, duration of the option, the number of shares to which the option pertains, termination and transferability rights and other provisions as the compensation committee may determine to be appropriate. The option price for each grant will be at least equal to the fair market value (as defined in the Plan) of the shares subject to the option on the grant date of the option. The date on which the compensation committee adopts a resolution granting an option will be considered the grant date of the option, unless such resolution specifies a later date. No option may be exercised later than the tenth anniversary of the date of its grant.

Stock Appreciation Rights (“SARs”).  The compensation committee may grant SARs under the Plan, either in tandem with stock options or freestanding and unrelated to options. Tandem SARs may be exercised only when the related option is exercisable. Freestanding SARs may be exercised upon such terms and conditions established by the compensation committee. Each SAR will be evidenced by an award agreement that will specify the grant price, the term of the SAR and other provisions as the compensation committee or Board of Directors may determine to be appropriate. In no event will the appreciation base of the shares of common stock subject to the SAR be less than the fair market value of the shares on the date of grant. The term of the SAR may not exceed ten years.

Upon exercise of a SAR, a participant will be entitled to receive payment from the Company in an amount determined by multiplying (1) the difference between the fair market value of a share on the exercise date and the appreciation base of the SAR, by (2) the number of shares with respect to which the SAR is exercised.

Restricted Stock and Stock Bonus.  The compensation committee may grant restricted stock awards, alone or in tandem with other awards under the Plan, subject to such restrictions, terms and conditions, as the compensation committee may determine in its sole discretion and as may be evidenced by the applicable agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the compensation committee may determine in its sole discretion. Notwithstanding the foregoing, if the vesting condition for any award, other than an option, that is settled in Company common stock, such as restricted stock awards, relates exclusively to the passage of time and continued employment of a participant who is an employee of the Company, such time period will not be less than 36 months, with no more than 33-1/3% of the award vesting every 12 months from the date of the award (subject to earlier vesting on certain events described below). If the vesting condition for any full value award (including an award of restricted stock) relates to the attainment of specified performance goals, such full value award will vest over a performance period of not less than one year (subject to earlier vesting on certain events described below). Each agreement for a restricted stock award will set forth the amount (if any) to be paid by the participant for the award and when and under what circumstances such payment is required to be made. The compensation committee may grant stock bonus awards, alone or in tandem with other awards under the Plan, subject to such terms and conditions as the compensation committee may determine in its sole discretion and as may be evidenced by the applicable agreement.

Performance Awards.  The compensation committee may grant performance awards, alone or in tandem with other awards under the Plan, to acquire shares of Company common stock in such amounts and subject to such terms and conditions as the compensation committee may from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Internal Revenue Code, unless the compensation committee will determine otherwise, the performance awards will provide that payment will be made within 2½ months after the end of the year in which the participant has a legally binding vested right to such award. No dividends or dividend equivalents will be paid in respect of unvested performance awards.

In the event that the compensation committee grants a performance award or other award (other than a nonqualified option or incentive stock option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Internal Revenue Code, the following rules will apply: payments under the award will be made solely on account of the attainment of one or more objective performance goals. The performance goals must be established in writing by the compensation committee not later than 90 days after the commencement of the period of service to which the award relates (but, in no event after 25% of the period of service has elapsed). The performance goal(s) to which the award relates may be based on one or more of the following business criteria applied to the Company or, a subsidiary:  (i) total stockholder return; (ii) net revenues; (iii) return on total stockholders’ equity; (iv) earnings per share of Company common stock; (v) net income (before or after taxes); (vi) return on assets; (vii) return on investment; (viii) return on capital; (ix) economic value added; (x) operating budget or margin; (xi) contribution margin; (xii) earnings from continuing operations; (xiii) levels of expense, cost or liability; (xiv) earnings before all or any interest, taxes, depreciation, amortization and/or exploration expense (“EBIT,” “EBITDA” or “EBITDAX”; (xv) debt reduction; (xvi) market share; (xvii) reserve growth; (xviii) reserve replacement; (xix) production growth; (xx) finding/development costs; (xxi) lease operating expense; (xxii) captured prospects; (xxiii) prospecting licenses signed; (xxiv) operated prospects matured to drill ready; (xxv) drilling programs commenced; (xxvi) drillable prospects, capabilities and critical path items established; (xxvii) third-party capital sourcing; (xxviii) captured net risked resource potential; (xxix) acquisition cost efficiency; (xxx) central lease sale position; (xxxi) acquisitions of oil and natural gas interests; (xxxii) increases in proved, probable or possible reserves; (xxxiii) finding and development costs; (xxxiv) overhead costs; (xxxv) general and administration expense; and (xxxvi) any combination of, or a specified increase or decrease of one or more of the foregoing goal(s) over a specified period.

Other Stock- or Cash-Based Awards.  The compensation committee is authorized to grant other stock-based awards or other cash-based awards, as deemed by the compensation committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Internal Revenue Code, unless the compensation committee will determine otherwise, the awards will provide that payment will be made within 2½ months after the end of the year in which the participant has a legally binding vested right to such award. The compensation committee may establish such other rules applicable to the other stock-based awards or other cash-based awards to the extent not inconsistent with Section 162(m) of the Internal Revenue Code.

Termination of Employment

Unless the applicable award agreement provides otherwise or the compensation committee in its sole discretion determines otherwise, upon termination of a participant’s employment or service with the Company and its subsidiaries by the Company or its subsidiary for Cause (or in the case of a non-employee director upon such non-employee director’s failure to be renominated as non-employee director of the Company), all outstanding stock options and SARs granted to such participant that are either exercisable or not exercisable as of the date of such termination of employment or service, and any other outstanding award which is not vested as of the date of such termination of employment or service will terminate upon the date of such termination of employment or service.

Unless the applicable award agreement provides otherwise or the compensation committee in its sole discretion determines otherwise, upon termination of a participant’s employment or service with the Company and its subsidiaries (1) by the Company or its subsidiaries without Cause (including, in case of a non-employee director, the failure to be elected as a non-employee director) or (2) by the participant for good reason as determined in the compensation committee’s sole discretion or any like term as defined under any employment agreement with the Company or a subsidiary to which a participant may be a party to, the portions of outstanding stock options and SARs granted to such participant which are exercisable as of the date of termination of employment or service of such participant will remain exercisable, and any payment or notice provided for under the terms of any other outstanding award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of one year from and including the date of termination of employment or service and will terminate thereafter. Unless the applicable award agreement provides otherwise or the compensation committee in its sole discretion determines otherwise, any other outstanding award will terminate as of the date of such termination of employment or service.

Unless the applicable award agreement provides otherwise or the compensation committee in its sole discretion determines otherwise, upon termination of the participant’s employment or service with the Company and its subsidiaries for any reason (including for death or disability) other than as described above, the portions of outstanding stock options and SARs granted to such participant that are exercisable as of the date of such termination of employment or service will remain exercisable for a period of 90 days (and will terminate thereafter), and any payment or notice provided for under the terms of any other outstanding award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of 90 days from and including the date of termination of employment or service (and will terminate thereafter). All additional portions of outstanding stock options or SARs granted to such participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding award which is not vested as of the date of such termination of employment or service will terminate upon the date of such termination of employment or service.

Effect of Change in Control

Unless the applicable award agreement provides otherwise, in the event of a Change in Control (as such term is defined in the Plan), and in accordance with the requirements of Section 409A of the Internal Revenue Code:

•

For any award that is assumed in connection with a Change in Control, in the event of a termination of a participant’s employment or service (1) by the Company without Cause (as such term is defined in the Plan) or (2) by the participant for good reason as determined in the compensation committee’s sole discretion or any like term as defined under any employment agreement with the Company or a subsidiary to which a participant may be a party to, during the 24-month period following the Change in Control, at the time of termination, all awards held by the participant will vest, and any performance conditions imposed on the awards will be deemed to be achieved at target levels.

•

For any award that is not assumed in connection with a Change in Control, immediately upon the occurrence of the Change in Control, all awards held by the participant will become fully vested and any performance conditions imposed on the awards will be deemed to be achieved at target levels.

•

An award will be considered assumed if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to shares of Company common stock, the award instead confers the right to receive common stock of the acquiring entity.

•

In the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Company may provide that each award will, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (1) the excess of the consideration paid per share of Company common stock in the Change in Control over the exercise price (if any) per share of Company common stock subject to the award multiplied by (2) the number of shares granted under the award.

Non-Competition, Code of Ethics and Clawback Policy

By accepting awards and as a condition to the exercise of awards and the enjoyment of any benefits of the Plan, including participation in the Plan, each participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the compensation committee or any officer or director to whom the compensation committee elects to delegate such authority and the Company’s code of ethics policy and other policies applicable to such participant as is in effect from time to time. Awards will be subject to any clawback policy adopted by the Company from time to time.

Amendment or Termination of the Plan

Subject to certain limitations, the Board of Directors or the compensation committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, neither the Board of Directors, the compensation committee nor their respective delegates will have the authority to re-price (or cancel and re-grant) any option or, if applicable, other award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Federal Income Tax Consequences of the Company’s 2011 Omnibus Incentive Plan

The following discussion of certain relevant federal income tax effects applicable to stock options and other stock-based awards granted under the Plan is a summary only, and reference is made to the Internal Revenue Code for a complete statement of all relevant federal tax provisions.

Options.  With respect to nonqualified options (“NSO”), the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, no taxable income is realized by a participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are issued to a participant (“option shares”) pursuant to the exercise of an ISO granted under the Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant (a “disqualifying disposition”), then, generally (i) the participant will not realize ordinary income upon exercise and (ii) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.”

If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares.

Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as an NSO as discussed above.

In general, we will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income.

Payment of Option Price in Shares.  If an option is exercised through the use of Company common stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise. The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction. However, if the previously owned shares were acquired on the exercise of an incentive stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise a stock option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income in the amount described above.

SARs.  The recipient of a grant of SARs will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized.

Restricted Stock.  A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

Other Types of Awards.  With respect to other awards under the Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.

Deductibility Limit on Compensation in Excess of $1 Million.  Section 162(m) of the Internal Revenue Code generally limits the deductible amount of total annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the Plan) by a public company to each “covered employee” (the chief executive officer and three next most highly compensated executive officers of the Company other than the chief financial officer) to no more than $1 million. Excluded from total compensation for this purpose is compensation that is “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code. Unless an exception applies, compensation otherwise deductible in connection with awards granted under the Plan will be subject to this limit.

New Plan Benefits

Awards under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participant. While future benefits under the Plan will be determined at the discretion of the compensation committee, the table below shows, as to our named executive officers and the other individuals and groups indicated, the number of shares of Company common stock underlying the stock option awards contemplated under the Plan through April 23, 2012, subject to stockholder approval of the Plan. In the event that the Plan is not approved by the stockholders, the awards set forth on the table below will be cancelled automatically, in which case the compensation committee will consider what other actions, if any, it may take in order to appropriately compensate the individuals below.

Name and Position	2011 Omnibus Incentive Plan Stock Options (#)
Thomas F. Cooke, Chairman of the Board and President	—
Andrew C. Clifford, President	—
Michael O. Aldridge, Executive Vice President and Chief Financial Officer	150,000
Brian Daigle, Vice President – Operations	—
Randal McDonald, Controller	30,000
All current executive officers as a group (5 persons)	180,000
All current directors, excluding executive officers, as a group (3 persons)	—
All employees, excluding executive officers, as a group	85,000

Vote Required

The affirmative vote of a majority of the issued and outstanding shares entitled to vote and represented at the Annual Meeting in person or by proxy will be required to approve the Plan. Abstentions will be counted and will have the same effect as a vote against the Plan.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2011 OMNIBUS INCENTIVE PLAN.

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board, on the recommendation of the audit committee, has selected the firm of MaloneBailey, LLP as our registered public accounting firm for fiscal 2012. MaloneBailey, LLP has served as our registered public accounting firm since 2008.  Although stockholder approval of the board’s selection of MaloneBailey, LLP is not required by law, the board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, the board will reconsider its selection of MaloneBailey, LLP.

Representatives of MaloneBailey, LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Vote Required to Ratify the Appointment of our Independent Registered Public Accounting Firm

Approval of this proposal requires the affirmative vote of a majority of the common stock present in person or by proxy and entitled to vote. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

 Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

In considering your vote with respect to the ratification of our selection of MaloneBailey, LLP as our registered public accounting firm pursuant to Proposal 5, you should consider the discussion of “Relationship with Independent Registered Public Accounting Firm” and the other discussions contained in this Proxy Statement.

EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The table below summarizes the total compensation paid to or earned by our named executive officers for each of the three years ended December 31, 2011.

				Stock	Option	All Other
Name and Principal Position	Year	Salary	Bonus (1)	Awards (2)	Awards(3)	Compensation(4)	Total
Thomas F. Cooke	2011	$305,000	$175,000	$—	$—	$8,333	$488,333
Chairman of the Board and	2010	258,125	55,000	—	—	8,333	321,458
Chief Executive Officer	2009	180,000	15,000	—	—	8,400	203,400
Andrew C. Clifford	2010	305,000	175,000	—	—	28,439	508,439
President	2009	258,125	55,000	—	—	20,916	334,041
	2008	180,000	15,000	—	—	8,400	203,400
Michael O. Aldridge (5)	2011	42,629	—	—	687,750	31,705	762,084
Executive Vice President and	2010	—	—	—	—	—	—
Chief Financial Officer	2009	—	—	—	—	—	—
Edward Hebert (6)	2011	152,308	25,000	—	—	7,093	184,401
Vice President – Finance	2010	167,500	—	—	621,000	6,701	795,201
	2009	155,000	—	—	—	—	155,000
Brian Daigle	2011	180,000	25,000	—	—	8,420	213,420
Vice President – Operations	2010	165,000	—	—	241,200	6,352	412,552
	2009	150,000	—	66,300	—	5,500	221,800
Randal McDonald (7)	2011	15,179	1,300	—	138,600	585	155,664
Controller	2010	—	—	—	—	—	—
	2009	—	—	—	—	—	—

(1)

2012 bonuses include amounts paid in 2012 attributable to 2011.

(2)

Stock awards are valued on the date of grant at the closing sale price per share of our common stock.

(3)

The amounts reported in the “Option Awards” Column reflect the grant date fair value of the options granted to the named executive officers in the year reflected, determined using the Black-Scholes option model. For information relating to the assumptions made by us in valuing the option awards made to our named executive officers in fiscal year 2011, refer to Note 10 of our financial statements in our annual report on Form 10-K for the year ended December 31, 2011.

(4)

All other compensation consists of:

Name	Year	Auto Allowance	401k Plan Contribution	Moving Allowance

Thomas F. Cooke	2011	$8,333	$—	$—
	2010	8,333	—	—
	2009	8,400	—	—
Andrew C. Clifford	2011	8,333	20,106	—
	2010	8,333	12,528	—
	2009	8,400	—	—
Michael O. Aldridge	2011	—	1,705	30,000
Edward Hebert	2011	—	7,093	—
	2010	—	6,701	—
	2009	—	—	—
Brian Daigle	2011	—	8,420	—
	2010	—	6,352	—
	2009	—	5,500	—

(5)

Mr. Aldridge commenced employment as our Executive Vice President and Chief Financial Officer on October 31, 2011.

(6)

Mr. Hebert resigned as our Vice President – Finance effective October 7, 2011.

(7)

Mr. McDonald commenced employment as our Controller on November 28, 2011.

Grants of Plan-Based Awards in Fiscal Year 2011

All Other
			All Other	Option
			Stock	Awards:		Grant Date
			Awards:	Number of	Exercise or	Fair Value
			Number of	Securities	Base Price	of Stock
	Award	Grant	Shares of	Underlying	of Option	and Option
Name	Type	Date	Stock Units	Options(1)	Awards(2)	Awards (3)

Michael O. Aldridge	Options	10/31/11	—	150,000	$4.585	$687,750
Randal McDonald	Options	11/28/11	—	30,000	4.620	138,600

(1)

The stock options become exercisable in 1/3 increments over a three-year period and have a term of 7 years. The stock options are immediately exercisable in their entirety in the event of certain changes in control as defined in the 2011 Omnibus Incentive Plan.

(2)

The exercise price of each stock option reflected in this table was determined by reference to the closing quoted per share sale price on the grant date.

(3)

The amounts reported in the “Option Awards” Column reflect the grant date fair value of the options granted to the named executive officers in the year reflected, determined using the Black-Scholes option model. For information relating to the assumptions made by us in valuing the option awards made to our named executive officers in fiscal year 2011, refer to Note 10 of our financial statements in our annual report on Form 10-K for the year ended December 31, 2011.

Outstanding Equity Awards at December 31, 2011

		Option Awards				Stock Awards
						Equity Incentive	Equity Incentive
						Plan Awards:	Plan Awards:
		Number of	Number of			Number of	Market or Payout
		Securities	Securities			Unearned	Value of
		Underlying	Underlying			Shares, Units or	Unearned Shares,
		Unexercised	Unexercised	Option	Option	Other Rights	Units or Other
	Grant	Options	Options	Exercise	Expiration	That Have Not	Rights That Have
Name	Date	Exercisable	Unexercisable (1)	Price	Date	Vested	Not Vested

Michael Aldridge	10/31/11	—	150,000	$4.585	10/31/18	—	$—
Brian Daigle	07/01/10	13,333	26,667	1.530	07/01/20	—	—
	04/14/10	60,000	—	3.000	04/14/20	—	—
Randal McDonald	11/28/11	—	30,000	4.620	11/28/18	—	—

(1)

The stock options become exercisable in 1/3 annual increments on each of the first three anniversaries of the date of grant. The stock options will become immediately exercisable in their entirety in the event of certain changes in control.

Option Exercises During 2011

Name	Number of Shares Acquired in Exercise	Value Realized on Exercise(1)

Thomas F. Cooke	—	—
Andrew C. Clifford	—	—
Michael O. Aldridge	—	—
Edward Hebert (2)	73,354	$338,162
Brian Daigle	—	—
Randal McDonald	—	—

(1)

The value realized on exercise is based on the difference between the closing sale price on the date of exercise and the exercise price of each option.

(2)

Options were exercised by Mr. Hebert in a cashless exercise of options to purchase 183,333 shares following his termination as Vice President – Finance of the company.

Base Salaries

Our philosophy is that base salaries, which provide fixed compensation, should meet the objective of attracting and retaining the executive officers needed to successfully manage our business. Actual individual salary amounts reflect the compensation committee’s judgment with respect to each executive officer’s responsibility, performance, work experience and the individual’s historical compensation.

Stock Options

We grant long-term incentives in the form of stock options to the company’s executive officers and other key employees. Stock options are a variable component of compensation intended to provide a significant potential value that reinforces the importance of creating value for our stockholders. The compensation committee believes that stock options are an effective and appropriate long-term incentive for our executives and key employees in that their value is dependent on an increase in our share price and aligns the executives’ and employees’ interests with those of our stockholders. In 2011, we made annual stock option grants to newly hired executive officers and certain key employees. Stock option grant levels have been historically based upon the position and level of responsibility of the individual, and have remained at relatively consistent levels for our named executive officers in recent years. These annual grants typically vest ratably on the first three anniversaries of the grant date, have terms ranging from seven to ten years and an exercise price equal to the fair market value of our common stock on the grant date. All of our outstanding stock option grants vest fully upon a change in control of the company. We have a commitment to not reprice stock options.

Perquisites and Other Personal Benefits

We provide limited perquisites to Messrs. Cooke and Clifford in the form of auto allowance to reflect the substantial use of their personal automobiles in carrying out their duties on behalf of the company. In addition we maintain a 401(k) plan for the benefit of all employees including providing company matching contributions to such plan. During 2011, we provided a moving allowance to Mr. Aldridge to reimburse costs incurred in relocation to Houston. As reflected in the “Summary Compensation Table” above, the perquisites and other personal benefits received are minimal compared to each executive’s total compensation.

Tax Considerations

Section 162(m) of the Internal Revenue Code limits a public company’s annual tax deduction to $1 million for compensation paid to certain highly compensated executive officers. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The committee’s policy is to structure compensation awards that will be deductible where doing so will further the purposes of our executive compensation program. The committee also considers it important to retain flexibility to design compensation programs that recognize a full range of criteria important to our success, even where compensation payable under the programs may not be fully deductible.

The committee believes that the stock options qualify for the exclusion from the deduction limitation under Section 162(m). The committee believes that the remaining components of individual executive compensation for 2011 that do not qualify for an exclusion from Section 162(m) should not exceed $1 million and therefore will qualify for deductibility.

Potential Payments upon Termination or Change of Control

The only post-employment benefit we provide to our executives is accelerated vesting of stock options upon certain terminations of employment and upon a change of control. This benefit is a term of the stock option grant, and applies to all stock option recipients, not just our executives.

Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our board. In setting director compensation, we consider the significant amount of time directors dedicate in fulfilling their duties as directors as well as the skill-level required by the company to be an effective member of our board. The form and amount of director compensation is reviewed by our compensation committee, which makes recommendations to the full board.

Each non-management director receives an annual fee of $6,000, payable in quarterly installments. Committee chairs receive an additional annual fee as follows: audit committee, $4,000; and, compensation committee, $2,000. Each non-management director is reimbursed for reasonable out-of-pocket expenses incurred in attending such meetings.   Additionally, upon initial appoint or election as a director and annually upon reelection as a director, non-employee directors are granted stock options to purchase 35,000 shares of our common stock at the then fair market value.  Under our present director compensation program, option grants expire on the tenth anniversary of the grant date and vest 50% on the date of grant and 50% on the first anniversary of the date of grant.

The table below summarizes the total compensation paid to or earned by our non-management directors during 2011. The amounts included in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value, and do not necessarily equate to the income that will ultimately be realized by the director for these awards.

	Fees Earned or	Stock	Option	All Other
Name of Director	Paid in Cash	Awards	Awards (1)	Compensation	Total

John W. Rhea, IV	$7,500	$—	$97,650	$—	$105,150
Kevin M. Smith	4,500	—	106,750	—	111,250
Rex H. White, Jr.	6,000	—	106,750	—	112,750

(1)

Amounts reflect the aggregate grant date fair value of the option awards (options). The Black-Scholes option model was used to determine the grant date fair value of the options that we granted to the directors. For information relating to the assumptions made by us in valuing the option awards made to our non-management directors in fiscal year 2011, refer to Note 10 of our financial statements in our annual report on Form 10-K for the year ended December 31, 2011. On March 8, 2011, each non-management director serving at the time was granted options to purchase an aggregate 35,000 shares of our common stock. The options that were granted had a grant date fair value of $3.05 per option using the Black-Scholes option model. Upon election to our board of directors on March 11, 2011, Mr. Rhea was granted an option to purchase an aggregate 35,000 shares of our common stock. The options that were granted to Mr. Rhea had a grant date fair value of $2.79 per option using the Black-Scholes option model.

As of December 31, 2011, each director had the following number of options outstanding: Mr. Rhea, 35,000; Mr. Smith, 85,000; and, Mr. White, 85,000.

CORPORATE GOVERNANCE

Corporate Governance Guidelines; Ethics and Business Conduct Policy

Our corporate governance guidelines and our ethics and business conduct policy are available at www.saratogaresources.com under “Corporate Governance” and are available in print upon request. Amendments to or waivers of the ethics and business conduct policy granted to any of our directors or executive officers will be published promptly on our web site.

Board Composition and Meeting Attendance

As of the date of this proxy statement, our board consists of five members. We also have one advisory director who does not vote. For more information about our advisory director, see “Advisory Director” below.

Our board of directors held three regular meetings and two special meetings during 2011. During 2011, each of our directors attended at least 75% of the aggregate of the total number of meetings of the board and the total number of meetings held by each committee of the board on which each such director served. Mr. Rhea joined our board in March 2011.

Directors are invited but not required to attend annual meetings of our stockholders.  We did not hold an annual meeting of stockholders in 2011.

Board Independence

On the basis of information solicited from each director, our board has affirmatively determined that each of Messrs. Rhea, White and Smith has no material relationship with the company and is independent within the meaning of our corporate governance guidelines, which comply with the applicable NYSE Amex listing standards and SEC rules. In making this determination, the board, with assistance from the company’s legal counsel, evaluated responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the company and management. In its review of director independence, the board considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the company or management.

Board Committees

Our board has two standing committees: an audit committee and a compensation committee.  The composition and other information relating to the functioning of those committees is summarized as follows:

Audit Committee

The audit committee is composed of three directors, Mr. Rhea, Chairman, and Messrs. White and Smith, each of whom meets the independence and financial literacy requirements as defined by applicable NYSE Amex and SEC rules. The audit committee assists the board in its general oversight of our financial reporting, internal controls, legal compliance, ethics programs and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of the registered public accounting firm. The board has determined that Mr. Rhea qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.   During 2011, the audit committee held two meetings.

The audit committee acts under the terms of a written charter.  A copy of the audit committee charter is available on our web site at www.saratogaresources.com under “Corporate Governance” and is available in print upon request. For more information regarding the audit committee, please refer to the “Report of Audit Committee” beginning on page 29.

Compensation Committee

The compensation committee is composed of three directors, Mr. White, Chairman and Messrs. Rhea and Smith, each of whom is a non-employee independent director as defined by applicable NYSE Amex rules. The committee is responsible for establishing and administering the policies that govern both annual compensation and equity ownership. It reviews and approves salaries, bonus and incentive compensation, perquisites, equity compensation, and all other forms of compensation for our executive officers, including the chief executive officer. The compensation committee is also responsible for reviewing and administering our incentive compensation plans, equity incentive programs and other benefit plans. Pursuant to authority granted under our 2011 Omnibus Incentive Plan, the committee has delegated to Messrs. Cooke and Clifford, the authority to make awards to employees other than those subject to Section 16 of the Securities Exchange Act of 1934.  The committee may from time to time engage the services of an independent executive compensation consultant to advise the committee on matters related to executive compensation. During 2011, the committee did not utilize the services of compensation consultants. The committee periodically reviews and makes recommendations to the board with respect to director compensation. During 2011, the compensation committee held no meetings and acted by written consent on one occasion.

The compensation committee acts under the terms of a written charter. A copy of the compensation committee charter is available on our web site at www.saratogaresources.com under “Corporate Governance” and is available in print upon request.

Nomination of Directors

The board of directors does not maintain a standing nominating committee. Instead, the board has adopted, by resolution, a process of nominating directors wherein nominees must be selected, or recommended for the board’s selection, by a majority of the independent directors with independence determined in accordance with NYSE Amex standards. Because of the relatively small size of the board and the current demands on the independent directors, the board determined that the nomination process would best be carried out, while maintaining the independence of the nominating process, by drawing upon the resources of all board members with the requirement that nominates be selected by a majority of the independent directors.

In the event of a vacancy on the board, the process followed by the independent directors in nominating and evaluating director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the independent directors apply criteria adopted by the board. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interests of all stockholders. No specific weights are assigned to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a formal policy with respect to diversity of nominees.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board to fulfill its responsibilities.

The board may utilize the services of a search firm to help identify candidates for director who meet the qualifications outlined above.

Stockholders may recommend individuals to the independent directors for consideration as potential director candidates by submitting the names and supporting information to: Independent Directors, c/o Corporate Secretary, Saratoga Resources, Inc., 7500 San Felipe, Suite 675, Houston, Texas 77063. Supporting information should include (a) the name and address of the candidate and the proposing stockholder, (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director taking into account the criteria identified in our corporate governance guidelines, (c) proof of ownership, the class and number of shares and the length of time that the shares of our common stock have been beneficially owned by each of the candidate and the proposing stockholder, and (d) a letter signed by the candidate stating his or her willingness to serve, if elected. Assuming that appropriate biographical and background material has been provided on a timely basis, the stockholder-recommended candidates will be evaluated by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board or others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the board, by following the procedures set forth under “Deadline for Submission of Stockholder Proposals for the 2013 Annual Meeting” on page 31. Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.

Communicating with the Independent Directors

Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments of our counsel considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board should address such communications to Saratoga Resources, Inc., Independent Directors, c/o Corporate Secretary, 7500 San Felipe, Suite 675, Houston, Texas 77063.

Board Leadership Structure

Thomas F. Cooke serves as chairmen of our board and as our chief executive officer. Our board of directors believes that Mr. Cooke’s service as both chairman and chief executive officer is in the best interest of the company and our stockholders. As one of the company’s founders, Mr. Cooke possesses detailed, in-depth knowledge of the issues, opportunities and challenges facing the company and its businesses and is thus well positioned to develop agendas that focus the board’s time and attention on the most critical challenges and opportunities facing the company. Combining the roles of chairman and chief executive officer creates unified leadership and direction for the board and executive management, which our board believes will enhance the company’s ability to communicate its message and strategy clearly and consistently to our stockholders, as well as enable decisive, flexible and unified company leadership and ensure clear accountability.

Our board of directors has concluded that its current leadership structure provides an appropriate framework for our directors to provide independent, objective and effective oversight of management. Our chairmen of our board, Mr. Cooke, and our president, Andrew C. Clifford, are not considered independent directors because they are part of our management team and receive compensation for services to the company. In accordance with our corporate governance guidelines, our non-management directors meet in executive session at the end of each regularly scheduled board meeting. Following each executive session of non-management directors, the presiding director serves as a liaison between the non-management directors and the chairmen regarding any specific feedback or issues that have been discussed in executive session. In addition, our two principal board committees are composed entirely of independent directors, and they have the power and authority to engage independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of the full board or management.

Board’s Role in Oversight of Risk Management

Our board of directors as a whole is responsible for risk oversight, with reviews of certain areas being conducted by the relevant board committees that report to the full board. In its risk oversight role, our board of directors reviews, evaluates and discusses with appropriate members of management whether the risk management processes designed and implemented by management are adequate in identifying, assessing, managing and mitigating material risks facing the company. In addition, as reflected in our ethics and business conduct policy, our board seeks to establish a “tone at the top” communicating the board’s strong commitment to ethical behavior and compliance with the law.

Our board believes that full and open communication between senior management and the board of directors is essential to effective risk oversight. Our chairman and chief executive officer meets regularly with senior management to discuss a variety of matters including business strategies, opportunities, key challenges and risks facing the company, as well as management’s risk mitigation strategies. Senior management attends all regularly scheduled board meetings where they conduct presentations to the board on various strategic matters involving our operations and are available to address any questions or concerns raised by the board on risk management-related or any other matters. Our board oversees the strategic direction of the company, and in doing so considers the potential risks and rewards of the company’s business opportunities and challenges, and monitors the development and management of risks that impact our strategic goals.

While our board is ultimately responsible for risk oversight at the company, our two board committees assist our board in fulfilling its oversight responsibilities with respect to certain areas of risk. As part of its responsibilities as set forth in its charter, the audit committee is responsible for reviewing and discussing with management and our independent registered public accounting firm the company’s major financial risk exposures and the measures management has taken to monitor, control and minimize such risks, including the company’s risk assessment and risk management policies. The audit committee assists our board in fulfilling its oversight responsibilities by monitoring the effectiveness of the company’s systems of financial reporting, auditing, internal controls and legal and regulatory compliance. Our independent registered public accounting firm meets regularly in executive session with the audit committee. As part of its responsibilities as set forth in its charter, the compensation committee is responsible for overseeing the company’s assessment of whether its compensation policies and practices are likely to expose the company to material risks and in consultation with management, is responsible for overseeing the company’s compliance with regulations governing executive compensation.  Each committee regularly reports on these matters to the full board.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are Messrs. White, Rhea and Smith. In 2011, none of our executive officers served as a director or member of the compensation committee of another entity, where an executive officer of the entity served as one of our directors or on our compensation committee.

Advisory Director

Our board established the position of advisory director to provide general policy advice to our board as determined from time to time by our board. Advisory directors serve at the pleasure of the board, attend meetings only upon the invitation of the board, are not entitled to vote on any matter brought before the board or any board committee and are not considered a director of the company for any purpose. Compensation paid to advisory directors is determined from time to time by the board, and advisory directors may have consulting agreements with the company.

Since 2010, Fred Aminzadeh, Ph.D. has served as an advisory director and, through his consulting firm, has provided technical consulting services to our company.  Dr. Aminzadeh is a research professor at the University of Southern California’s Center for Integrated Smart Oil Fields (CiSoft) and is associated with the USC Energy Institute. Before joining USC, he served as president and CEO of dGB Earth Sciences USA, a leading seismic services and software company, worked in various technical and management positions with Unocal for 17 years and held a number of full time and part time academic positions, including serving as an adjunct professor in the Geosciences Department at Rice University. Dr. Aminzadeh holds a Ph. D. from University of Southern California. He is a member of, and has served in, numerous industry and professional organizations, including service as president of Society of Exploration Geophysicists, fellow of the IEEE, chairman of SEG Research Committee, chairman of the advisory board of Western Standard Energy Corp. and a member of DOE’s Unconventional Resources Technology Advisory Committee, the Russian Academy of Science, the Azerbaijan Oil academy, and the National Research Council’s Committee on Seismology. Dr. Aminzadeh holds three patents and is extensively published in diverse areas including eleven books on areas such as Reservoir Characterization, Petroleum Geology of South Caspian Basin, 3-D Seismic Modeling Advances in Seismic Data Processing, Geophysics for Engineers, and Petroleum Industry Applications of Pattern Recognition and Soft Computing.   During 2010, Dr. Aminzadeh, through his consulting firm, provided paid consulting services to our company in evaluating the application of specific technologies to evaluate our deep gas objectives and developing technical studies to enhance existing exploration and production activities.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The audit committee is responsible for assessing the information provided by management and our registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls, and reports to the audit committee on any deficiencies found. Our registered public accounting firm was responsible for auditing the financial statements and for reviewing the unaudited interim financial statements.

The audit committee reviewed with our registered public accounting firm the overall scope and plan of the audit. In addition, it met with our registered public accounting firm, with and without management present, to discuss the results of MaloneBailey, LLP’s examination, the evaluation of our system of internal controls, the overall quality of our financial reporting and such other matters as are required to be discussed under generally accepted auditing standards. The audit committee has also received from, and discussed with, our registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61 (Communication with Audit Committees).

The audit committee discussed with MaloneBailey, LLP that firm’s independence from management and our company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The audit committee has also considered the compatibility of audit related and tax services with the auditors’ independence.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2011 with both management and our registered public accounting firm. The audit committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

By the Audit Committee of the Board of Directors:

John W. Rhea, IV, Audit Committee Chair

Rex H. White, Jr., Audit Committee Member

Kevin M. Smith, Audit Committee Member

Independent Registered Public Accounting Firm Fees

The following table summarizes the fees of MaloneBailey, LLP, our registered public accounting firm in 2011 and 2010, billed to us for each of the last two fiscal years:

Fee Category	FY 2011	FY 2010
Audit Fees (1)	$187,750	$255,813
Audit-Related Fees	—	—
Tax Fees	61,990	34,521
All Other Fees (2)	51,000	—
Total Fees	$300,740	$290,334

________

(1)

Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

(2)

Other fees consist of amounts paid for comfort letters and services in connection with financing transactions.

All fees set forth in the table above were approved by our audit committee.

Pre-Approval Policies and Procedures

The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specific types of services that are expected to be provided by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular services to be provided and is also generally subject to a maximum dollar amount.

The committee’s practice is to consider for approval, at its regularly scheduled quarterly meetings, all audit and non-audit services proposed to be provided by our registered public accounting firm. In situations where a matter cannot wait until the next regularly scheduled committee meeting, the chairman of the committee has been delegated authority to consider and, if appropriate, approve audit and non-audit services or, if in the chairman’s judgment it is considered appropriate, to call a special meeting of the committee for that purpose.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In conjunction with the closing of the 2008 acquisitions of Harvest Oil & Gas, LLC and The Harvest Group, LLC, we issued subordinated promissory notes to Thomas F. Cooke and Andrew C. Clifford, our principal shareholders and officers, evidencing accrued salaries and expenses owing to those officers.  The notes were subordinated to the rights of our senior lenders, accrued interest at 10% per annum and were repayable in equal monthly installments of principal and interest over three years.

As part of our 2010 Plan of Reorganization, the notes owing to Messrs. Cooke and Clifford were modified to eliminate the payment of monthly installments, to provide that interest would be accrued and compounded annually and to provide for the payment in full of the notes, including accrued interest, forty months following the Effective Date of the Plan, and subject to the prior payment of all amounts owed with respect to allowed claims in the bankruptcy.

At December 31, 2010, principal amounts owing under the notes (excluded accrued and unpaid interest) to Messrs. Cooke and Clifford totaled $482,932 and $122,500, respectively.  In November 2011, following payment of all uncontested claims under our Plan of Reorganization and with the approval of the bankruptcy court, we repaid the entire balance owing under our notes to Messrs. Cooke and Clifford, in the amounts of $587,585 and $149,048, respectively, including all accrued and unpaid interest.

At December 31, 2011, the Company had $10,159,128 of cash collateral held in escrow by banking affiliates of Macquarie Americas Corp to assure maintenance and administration of performance bonds which secure certain plugging and abandonment obligations imposed by state law.  Macquarie Americas Corp. owns greater than 10% of our outstanding common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely upon our review of the Forms 3, 4 and 5 filed during 2011, and written representations from certain reporting persons that no Forms 5 were required, we believe that all required reports were timely filed other than the initial Form 3 of Mr. McDonald which was filed late.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding”. This means that only one copy of our annual report and proxy statement will be sent to stockholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: Saratoga Resources, Inc., 7500 San Felipe, Suite 675, Houston, Texas 77063, Attention: Secretary or by calling Saratoga Resources at (713) 458-1560. Any stockholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2013 ANNUAL MEETING

Any stockholders who wish to submit a proposal, pursuant to Rule 14a-8 under the Exchange Act, for inclusion in the proxy materials for our 2013 annual meeting of stockholders must ensure that it is received by our corporate secretary at our corporate headquarters, which are located at 7500 San Felipe, Suite 675, Houston, Texas 77063, no later than December 25, 2012.

Our by-laws also establish an advance notice procedure for stockholders who wish to nominate candidates for election as directors or otherwise propose business for consideration at a stockholders meeting. We must receive a notice regarding stockholder nominations for director or other business at our corporate headquarters not less than 70 days nor more than 90 days prior to the first anniversary of the prior year’s stockholder meeting, provided, however, that in the event we do not publicly announce the date of the applicable annual meeting by mail, press release or otherwise more than 70 days prior to the meeting, we must receive the notice no later than the tenth day following the day on which such announcement of the date of the meeting is made. Any such notice must contain certain specified information concerning the persons to be nominated or proposed business and the stockholder submitting the nomination or business, all as set forth in our by-laws. The presiding officer of the meeting may refuse to acknowledge any director nomination or business not made in compliance with such advance notice requirements. We have not publicly announced the date of the 2012 annual meeting prior to the mailing of this notice and proxy statement. Accordingly, an appropriate notice from a stockholder regarding nominations for director or other business to be acted on at the 2012 annual meeting must be received within ten days of this mailing.

Any stockholders wishing to submit proposals intended to be presented at our 2013 annual meeting of stockholders that are not submitted pursuant to Exchange Act Rule 14a-8 must ensure that they are received by us not later than April 9, 2013 and not earlier than March 20, 2013. The persons designated in the proxy card will be granted discretionary authority with respect to any stockholder proposal not timely submitted to us.

By Order of the Board of Directors

THOMAS F. COOKE
Chairman and Chief Executive Officer

April 23, 2012

THE BOARD ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

Annex A

SARATOGA RESOURCES, INC.

2011 OMNIBUS INCENTIVE PLAN

1.	Establishment and Purpose.

The purpose of the Saratoga Resources, Inc. 2011 Omnibus Incentive Plan (the “Plan”) is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling short-term and long-term corporate objectives.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria, if any, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals that may be required for any award in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award. Notwithstanding the foregoing, and subject to Sections 4(c), neither the Board of Directors, the Committee nor their respective delegates shall have the authority to re-price (or cancel and/or re-grant) any Option, Stock Appreciation Right or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

All decisions, determinations and interpretations of the Committee or the Board of Directors shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board of Directors shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

3.	Definitions.

(a) “Award Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(b) “Annual Incentive Award” shall mean an Award described in Section 6(f) hereof that is based upon a period of one year or less.

(c) “Award” shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Other Cash-Based Award granted pursuant to the terms of the Plan.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Cause” shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” Cause shall mean (i) Participant’s act(s) of gross negligence or willful misconduct in the course of Participant’s employment hereunder that is or could reasonably be expected to be materially injurious to the Company or any of its Subsidiaries, (ii) willful failure or refusal by Participant to perform in any material respect his or her duties or responsibilities, (iii) misappropriation by Participant of any assets of the Company or any of its Subsidiaries, (iv) embezzlement or fraud committed by Participant, or at his or her direction, (v) Participant’s conviction of, or pleading “guilty” or “ no contest” to a felony under United States state or federal law.

(f) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(h) “Committee” shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(i) “Company” shall mean Saratoga Resources, Inc., a Texas corporation, and, where appropriate, each of its Subsidiaries.

(j) “Company Stock” shall mean the common stock of the Company, par value $0.001 per share.

(k) “Disability” shall mean permanent disability as determined pursuant to the Company’s long-term disability plan or policy, in effect at the time of such disability.

(l) “Effective Date” shall mean the date as of which this Plan is adopted by the Board of Directors.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(n) The “Fair Market Value” of a share of Company Stock, as of a date of determination, shall mean (i) the closing sales price per share of Company Stock on the U.S. national securities exchange on which such stock is principally traded on the date of the grant of such Award or (ii) if the shares of Company Stock are not then listed on any national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

(o) “Full Value Award” means any Award, other than an Option or a Stock Appreciation Right, which Award is settled in Stock.

(p) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

(q) “Long Term Incentive Award” shall mean an Award described in Section 6(g) hereof that is based upon a period in excess of one year.

(r) “Nonemployee Director” shall mean a member of the Board of Directors who is not an employee of the Company.

(s) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(t) “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

(u) “Other Cash-Based Award” shall mean a right or other interest granted to a Participant pursuant to Section 6(g) hereof other than an Other Stock-Based Award.

(v) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Company Stock pursuant to Section 6(g) hereof, including but not limited to (i) unrestricted Company Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Company Stock from the Company containing terms and conditions prescribed by the Committee.

(w) “Participant” shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

(x) “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(y) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(z) “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(e) hereof.

(aa) “Rule 16b-3” shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(bb) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(cc) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(d), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

(dd) “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(e) hereof.

(ee) “Subsidiary” shall mean a “subsidiary corporation” within the meaning of Section 424(f) of the Code.

4.	Stock Subject to the Plan.

(a) Shares Available for Awards.

The maximum number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be 3,000,000 shares, subject to adjustments as provided herein. Notwithstanding the forgoing, of the 3,000,000 shares originally reserved for issuance under this Plan, no more than 50% of such shares shall be issued as Full Value Awards. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b) Individual Limitation.

To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards (other than an Other Cash-Based Award) awarded to any one Participant during any tax year of the Company, shall not exceed 500,000 shares (subject to adjustment as provided herein). With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $1,000,000, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve and (iii) such additional rules set forth in Section 6(f) applicable to Awards intended to qualify as performance-based compensation under Section 162(m) shall apply.

(c) Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Company Stock, securities or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, and (iv) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided, that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code; and provided, further that, no such adjustment shall cause any Award hereunder which is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section.

(d) Reuse of Shares.

Except as set forth below, if any shares subject to an Award are forfeited, cancelled, exchanged or surrendered, or if an Award terminates or expires without a distribution of shares to the Participant, the shares of stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan. In addition, notwithstanding the forgoing, the shares of stock surrendered or withheld as payment of either the exercise price of an Option (including shares of stock otherwise underlying an Award of a Stock Appreciation Right that are retained by the Company to account for the appreciation base of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for Awards under the Plan.

5.	Eligibility.

The persons who shall be eligible to receive Awards pursuant to the Plan shall be the individuals the Committee shall select from time to time, who are employees (including officers of the Company and its Subsidiaries, whether or not they are directors of the Company or its Subsidiaries), Nonemployee Directors, and consultants of the Company or its Subsidiaries; provided, that Incentive Stock Options shall be granted only to employees (including officers and directors who are also employees) of the Company or its Subsidiaries.

6.	Awards Under the Plan.

(a) Award Agreement.

The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Award Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Award Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Award Agreement.

(b) Stock Options.

(i) Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The exercise price of the shares purchasable under an Option shall be determined by the Committee, but in no event shall the exercise price be less than the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a later date.

(ii) Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Company Stock to which the Option (and/or each type of Option) relates.

(c) Special Requirements for Incentive Stock Options.

(i) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(ii) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d) Stock Appreciation Rights.

(i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan; provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (A) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (B) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan; provided, however, that in no event shall the appreciation base of the shares of Company Stock subject to the Stock Appreciation Right be less than the Fair Market Value per share on the grant date of such Stock Appreciation Right. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Award Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (A) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (B) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

(iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(e) Restricted Stock and Stock Bonus.

(i) The Committee may grant Awards of Restricted Stock, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Award Agreements. The vesting of an Award of Restricted Stock granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii) Notwithstanding the foregoing, if the vesting condition for any Full Value Award (including an Award of Restricted Stock) relates exclusively to the passage of time and continued employment of a Participant who is an employee of the Company, such time period shall not be less than 36 months, with no more than thirty-three and one-third percent (33 1/3%) of the Award vesting every 12 months from the date of the Award, subject to Sections 7 and 8. If the vesting condition for any Full Value Award (including an Award of Restricted Stock) relates to the attainment of specified Performance Goals, such Full Value Award shall vest over a performance period of not less than one (1) year, subject to Sections 7 and 8.

(iii) Each Award Agreement with respect to an Award of Restricted Stock shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

(iv) The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying an Award of Restricted Stock shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Award Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Award Agreement, no shares underlying an Award of Restricted Stock may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(v) If and to the extent that the applicable Award Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying an Award of Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Award Agreement, any stock received as a dividend on or in connection with a stock split of the shares underlying an Award of Restricted Stock shall be subject to the same restrictions as the shares underlying such Award of Restricted Stock.

(vi) The Committee may grant Awards of Stock Bonus, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Award Agreement.

(f) Performance Awards.

(i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Performance Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such Award.

(ii) In the event that the Committee grants a Performance Award or other Award (other than Nonqualified Stock Option or Incentive Stock Option or Stock Appreciation Right) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (A) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (but, in no event after 25 percent of the period of service has elapsed); (B) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Participant and/or a business unit or the Company and/or a Subsidiary: (1) total shareholder return; (2) net revenues (3) return on total stockholders’ equity; (4) earnings per share of Company Stock; (5) net income (before or after taxes); (6) return on assets; (7) return on investment; (8) return on capital; (9) economic value added; (10) operating budget or margin; (11) contribution margin; (12) earnings from continuing operations; levels of expense, cost or liability; (13) earnings before all or any interest, taxes, depreciation, amortization and/or exploration expense (“EBIT,” “EBITA,” “EBITDA” or “EBITDAX”); (14) debt reduction; (15) market share; (16) reserve growth; (17) reserve replacement; (18) production growth; (19) finding/development costs; (20) lease operating expense; (21) captured prospects; (22) prospecting licenses signed; (23) operated prospects matured to drill ready; (24) drilling programs commenced; (25) drillable prospects, capabilities and critical path items established; (26) third-party capital sourcing; (27) captured net risked resource potential; (28) acquisition cost efficiency; (29) central lease sale position; (30) acquisitions of oil and gas interests; (31) increases in proved, probable or possible reserves; (32) finding and development costs; (33) overhead costs; (34) general and administration expense; (35) any combination of, or a specified increase or decrease of one or more of the foregoing over a specified period; and (36) such other criteria as the stockholders of the Company may approve; in each case as applicable, as determined in accordance with generally accepted accounting principles; and (C) once granted, the Committee may not have discretion to increase the amount payable under such Award; provided, however, that whether or not an Award is intended to constitute qualified performance-based compensation within the meaning of

Section 162(m) of the Code, the Committee, to the extent provided by the Committee at the time the Award is granted or as otherwise permitted under Section 162(m) of the Code, shall have the authority, to the extent permitted by Section 162(m) of the Code to the extent applicable, to make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any Award under this Section 6(f), certify in writing that all applicable performance goals have been attained. Notwithstanding anything to the contrary contained in the Plan or in any applicable Award Agreement, no dividends or dividend equivalents will be paid with respect to unvested Performance Awards.

(g) Other Stock-or Cash-Based Awards.

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. To the extent necessary to satisfy the short-term deferral exception to Section 409A of the Code, unless the Committee shall determine otherwise, the Awards shall provide that payment shall be made within 2 1/2 months after the end of the year in which the Participant has a legally binding vested right to such Award. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(h) Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i) Except as hereinafter provided, each Award Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Award Agreement with respect to an Award of Restricted Stock, an Award of Stock Bonus, Performance Award or other Award shall set forth the period after which and the conditions subject to which amounts underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion.

(ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant (the “Stated Expiration Date”).

(iii) Except as provided in Section 7 hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or Award in a Change in Control) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(i) hereof.

(v) Unless the applicable Award Agreement provides otherwise, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(i) Payment of Award Price.

(i) Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii) Payment of the Option exercise price and of any other payment required by the Award Agreement to be made pursuant to any other Award shall be made in any combination of the following: (A) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee), (B) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional, (C) unless otherwise provided in the applicable Award Agreement, and as permitted by the Committee, by delivery of previously-acquired shares of Common Stock owned by the Participant having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby; and/or (D) unless otherwise provided in applicable Award Agreement, and as permitted by the Committee, on a net-settlement basis with the Company withholding the amount of Common Stock sufficient to cover the exercise price and tax withholding obligation. Payment in accordance with clause (D) of this Section 6(i)(ii) may be deemed to be satisfied, if and to the extent that the applicable Award Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

7.	Termination of Employment.

(a) Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries by the Company or its Subsidiary for Cause (or in the case of a Nonemployee Director upon such Nonemployee Director’s failure to be renominated as Nonemployee Director of the Company), all outstanding Options and Stock Appreciation Rights granted to such Participant that are either exercisable or not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(b) Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a) or (c) hereof (including for death or Disability), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of ninety (90) days (and shall terminate thereafter), and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). All additional portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service shall terminate upon the date of such termination of employment or service.

(c) Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant’s employment or service with the Company and its Subsidiaries (i) by the Company or its Subsidiaries without Cause (including, in case of a Nonemployee Director, the failure to be elected as a Nonemployee Director) or (ii) by the Participant for “good reason” as determined in the Committee’s sole discretion or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be paid or given, for a period of one (1) year from and including the date of termination of employment or service and shall terminate thereafter. Unless the applicable Award Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service.

(d) Notwithstanding anything in this Section 7 to the contrary, no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable past the Stated Expiration Date.

8.	Effect of Change in Control.

Unless otherwise determined in an Award Agreement, in the event of a Change in Control:

(a) With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s employment or service (1) by the Company without Cause or (2) by the Participant for “good reason” as determined in the Committee’s sole discretion or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to, during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(b) With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.

(c) For purposes of this Section 8, an Award shall be considered assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to a share of Company Stock, the Award instead confers the right to receive common stock of the acquiring entity.

(d) Notwithstanding any other provision of the Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (A) the excess of the consideration paid per share of Common Stock in the Change in Control over the exercise or purchase price (if any) per share of Common Stock subject to the Award multiplied by (B) the number of shares of Common Stock granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

9.	Miscellaneous.

(a) Award Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts or other actions detrimental to the Company. Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

(b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10.	No Special Employment Rights; No Right to Award.

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any other applicable laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto.

(b) Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local and other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Non-Competition, Code of Ethics and Clawback Policy.

By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority and the Company’s code of ethics policy and other policies applicable to such Participant as is in effect from time to time. Awards shall be subject to any clawback policy adopted by the Company from time to time.

14.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

15.	Amendment or Termination of the Plan.

The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.	Transfers Upon Death; Nonassignability.

(a) A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b) During a Participant’s lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the Chief Financial Officer (or other designated officer) of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan shall become effective on the Effective Date, but the Plan (and any grants of Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a) No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Company Stock certificate to him or her for such shares.

(b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and Awards under the Plan, whether or not such persons are similarly situated.

20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended to comply with Code Section 409A to the extent subject thereto and the Plan and all Awards shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision in the Plan to the contrary, no payment or distribution under this Plan that constitutes an item of deferred compensation under Code Section 409A and becomes payable by reason of a Participant’s termination of employment or service with the Company will be made to such Participant until such Participant’s termination of employment or service constitutes a “separation from service” (as defined in Code Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Code Section 409A. If a participant is a “specified employee” (as defined in Code Section 409A), then to the extent necessary to avoid the imposition of taxes under Code Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment or service until the earlier of: (a) the expiration of the six (6)-month period measured from the date of such Participant’s “separation from service” or (b) the date of such Participant’s death. Upon the expiration of the applicable waiting period set forth in the preceding sentence, all payments and benefits deferred pursuant to this Section 22 (whether they would have otherwise been payable in a single lump sum or in installments in the absence of such deferral) shall be paid to such Participant in a lump sum as soon as practicable, but in no event later than sixty (60) calendar days, following such expired period, and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

SARATOGA RESOURCES, INC.
7500 SAN FELIPE, SUITE 675
HOUSTON,TX 77063

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Thomas F. Cooke 02 Andrew C. Clifford 03 Rex H. White, Jr. 04 J.W. Bill Rhea, IV 05 Kevin M. Smith

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers.	▢	▢	▢

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3. Advisory vote regarding frequency of advisory votes on compensation of our named executive officers.	▢	▢	▢	▢

The Board of Directors recommends you vote FOR proposals 4. and 5.

	For	Against	Abstain
4. Approve the Saratoga Resources, Inc. 2011 Omnibus Incentive Plan.	▢	▢	▢
5. Ratify the appointment of MaloneBailey LLP as the Company's independent registered public accounting firm.	▢	▢	▢

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000142859_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

Proxy for Annual Meeting of Shareholders
to be held on Monday, June 18, 2012

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Thomas F. Cooke, Andrew C. Clifford and Michael O. Aldridge, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Saratoga Resources, Inc., a Texas corporation (the "Company"), on Monday, June 18, 2012, at 10:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR DIRECTOR LISTED IN THIS PROXY, FOR PROPOSALS 2, 4 and 5, FOR "ONE YEAR" IN PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SHAREHOLDERS AT THE MEETING.

Continued and to be signed on reverse side

0000142859_2 R1.0.0.11699